                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM 8-K
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event report) June 5, 2000 (April 26, 2000)
                                                 -----------------------------

                        CITIZENS FIRST FINANCIAL CORP.
                        ------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        1-4274                    37-1351861
(State or other jurisdiction of       (Commission                IRS Employer
incorporation of organization)        File Number)            Identification No.

             2101 N. Veteran Parkway, Bloomington, Illinois 61704
             ----------------------------------------------------
                   (Address of principal executive offices)

                                (309) 661-8700
                                --------------
               (Issuer's telephone number, including area code)

                                Not Applicable
                                --------------
        (former name or former address, if changed since last report.)


Total Pages:  3





                                  Page 1 of 3
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Item 5.  Other Events
         ------------

A press release announcing the declaring by the Board of Directors of Citizens First Financial Corp. of a $0.50 per share dividend is attached as Exhibit 99.1.

                                 Exhibit Index
                                 -------------

       Exhibit No.                                                  Page
       -----------                                                  ----
          99.1             Press release dated April  26, 2000        3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 5, 2000                        By:  /s/ C. William Landefeld
                                               --------------------------------
                                                 C. William Landefeld
                                                 President and Chief Executive
                                                 Officer


Dated:  June 5, 2000                        By:  /s/ Dallas G. Smiley
                                               --------------------------------
                                                 Dallas G. Smiley
                                                 Senior Vice President and
                                                 Chief Financial Officer





                                  Page 2 of 3
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Exhibit 99.1
------------



CONTACT:
-------
C. William Landefeld
President & Chief Executive Officer
Citizens First Financial Corp.
309/661-8700



                                                           FOR IMMEDIATE RELEASE



                        CITIZENS FIRST FINANCIAL CORP.
                        ANNOUNCES DIVIDEND TO BE PAID


     Bloomington, Illinois, April 26, 2000 - Citizens First Financial Corp. (AMEX-CBK), the parent company of Citizens Savings Bank, announced that at its meeting held April 24, 2000, the Board of Directors declared a dividend of $.05 per share to stockholders of record on May 16, 2000, payable on May 30, 2000.

     The Bank currently has six offices in Central Illinois. A contract has been signed for the sale of a branch facility, which shall occur on April 28, 2000.



                                     *****




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